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                                                                  EXHIBIT 10.2.1


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement is made and entered effective May 14, 1999, by and between RICHARD H. BARD ("Employee") and OPTICAL SECURITY GROUP, INC. (the "Company").

                                    RECITALS

     A. The parties entered into an Employment Agreement effective April 1, 1996, and an Amendment to Employment Agreement effective March 31,1998 (collectively the "Employment Agreement").

     B. The parties wish to amend the Employment Agreement under the terms of this Amendment.

     THEREFORE, in consideration of the Recitals, the mutual considerations described below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be bound, agree as follows:

     1.   Paragraph 3-6 of the Employment Agreement is deleted in its entirety.

     2. Paragraph 3-5 of the Employment Agreement is deleted in its entirety and replaced with the following:

               Bonus. Employee shall be entitled to annual bonuses in such
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          amounts as may be determined by the Board of Directors. In addition,
          Employee shall be entitled to receive a stock bonus of 500,000 shares of the Company's common stock immediately prior to closing any of the following transactions which occur on or before March 31, 2006: (a) the merger, consolidation, or share-for-share exchange with another company in which the Company is not the surviving entity, or (b) the sale of all or substantially all of the Company's assets in one transaction or a series of connected transactions. The provisions of this paragraph shall survive termination or expiration of this Agreement.

     3. In all other respects, the Employment Agreement shall remain in full force and effect, unmodified, and enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective May 14, 1999.


OPTICAL SECURITY GROUP, INC.


By: /s/ Mark T. Turnage                           /s/ Richard H. Bard
   --------------------------------              -------------------------------
   Mark T. Turnage, President                    Richard H. Bard
   and Chief Operating Officer